UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 9, 2018

Date of Report (Date of earliest event reported)

PEAPACK-GLADSTONE FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-16197	22-3537895
(Commission File Number)	(IRS Employer Identification No.)

500 Hills Drive, Suite 300

Bedminster, New Jersey 07921-1538

(Address of principal executive offices)

(908) 234-0700

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 9, 2018, the Annual Meeting of Shareholders of Peapack-Gladstone Financial Corporation (the “Company”) was held. The Company’s shareholders took the following actions:

Proposal #1 – Election of Directors. Voted on the election of 13 persons, named in the Proxy Statement, to serve as directors of the Company for the ensuing year constituting the entire Board of Directors. The following is a list of directors elected at the Annual.

Name	For	Withheld
Carmen M. Bowser	13,856,165	47,670
Dr. Susan A. Cole	13,788,485	115,350
Anthony J. Consi, II	13,680,766	223,069
Richard Daingerfield	13,843,155	60,680
Edward A. Gramigna, Jr	13,797,478	106,357
Steven A. Kass	13,856,427	47,408
Douglas L. Kennedy	13,850,123	53,712
John D. Kissel	13,834,391	69,444
James R. Lamb	13,641,205	262,630
F. Duffield Meyercord	13,669,719	234,116
Philip W. Smith, III	11,841,472	2,062,363
Tony Spinelli	13,841,846	61,989
Beth Welsh	13,850,629	53,206

There were 2,326,359 broker non-votes on the proposal.

Proposal #2 - Compensation of Executive Officers. Voted on a non-binding, advisory basis to approve the compensation of the Company’s named executive officers.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	12,185,373
Against	1,481,536
Abstentions	236,926
Broker Non-Votes	2,326,359

Proposal #3 – Amend the Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 21,000,000 to 42,000,000.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions and broker non-votes, is as follows:

Number of Votes
For	13,862,551
Against	2,316,215
Abstentions	51,428

Proposal #4 - Ratification of the Independent Registered Public Accounting Firm. Voted to ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

The number of shares voted “For” and “Against” this proposal, as well as the number of abstentions, is as follows:

Number of Votes
For	16,138,890
Against	87,512
Abstentions	3,792

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: May 10, 2018	By: /s/ Jeffrey J. Carfora
Jeffrey J. Carfora
Senior Executive Vice President, and Chief Financial Officer